UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

WETRADE GROUP INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

WETRADE GROUP INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON December 11, 2023

WeTrade Group Inc. will hold its Annual Meeting of Shareholders at 11:00 a.m. on December 11, 2023 HK Time (GMT+8), at Conference Room (Soho1), 6th Floor, Ibis Hong Kong Central ＆ Sheung Wan Hotel, No.28 Des Voeux Road West, Sheung Wan, Hong Kong. The purpose of the meeting is to consider and act upon the following proposals:

1.     a proposal to elect seven (7) directors to serve as members of the Board of Directors until the next Annual Meeting of Shareholders or until their respective successors have been duly elected and qualified.

2.     a proposal to ratify the appointment of Assentsure PAC as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

Only Shareholders of record at the close of business on November 24, 2023, will be entitled to vote at the meeting.

Your vote is important. Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy card. Your completed proxy will not prevent you from attending the meeting and voting in person, should you choose.

Dated: November 24, 2023

By order of the Board of Directors,

/s/ Biming Guo
Chairman of the Board

 ___________________________

This Proxy Statement is available at https://wetrade.technology.

Among other things, the Proxy Statement contains information regarding:

• The date, time and location of the meeting
• A list of the matters being submitted to Shareholders
• Information concerning voting in person

1

WETRADE GROUP INC.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 11, 2023

The Board of Directors of WETRADE GROUP INC. (the “Company”or “we” or “us”) is soliciting proxies to be used at the Annual Meeting of Shareholders following the fiscal year ended December 31, 2022 (the “Annual Meeting”). Distribution of this Proxy Statement and a Proxy Form is scheduled to begin on November 28, 2023.

ABOUT THE MEETING

Who Can Vote

Record holders of Common Stock of the Company at the close of business on November 24, 2023 (the “Record Date”), may vote at the Annual Meeting. On that date, 2,625,130 shares of Common Stock were outstanding. Each share is entitled to cast one vote.

How Can You Vote

If you return your signed proxy before the Annual Meeting, we will vote your shares as you direct. You can specify whether your shares should be voted for all, some or none of the nominees for director.

If a proxy is executed and returned but no instructions are given, the shares will be voted according to the recommendations of the Board of Directors. The Board of Directors recommends a vote FOR Proposals 1 and 2.

Revocation of Proxies

You may revoke your proxy at any time before it is exercised by (a) delivering a written notice of revocation, (b) delivering another proxy that is dated later than the original proxy, or (c) casting your vote in person at the Annual Meeting. Your last vote will be the vote that is counted.

Vote Required

The holders of a majority of the shares entitled to vote who are either present in person or represented by a proxy at the Annual Meeting will constitute a quorum for the Annual Meeting. As of November 24, 2023, there were 2,625,130 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of shareholders entitled to cast at least 1,312,565 votes constitutes a quorum for adopting the proposals at the Annual Meeting. If you have properly signed and returned your proxy card, you will be considered part of the quorum, and the persons named on the proxy card will vote your shares as you have instructed. If the broker holding your shares in “street” name indicates to us on a proxy card that the broker lacks discretionary authority to vote your shares, we will not consider your shares as present or entitled to vote for any purpose.

At election for Directors every shareholder entitled to vote, in person or by proxy, shall have the right to vote at such election the number of shares owned by him for as many persons as there are Directors to be elected and for whose election he has a right to vote, or to cumulate his votes by giving one candidate as many votes as the number of such Directors multiplied by the number of his shares shall equal, or by distributing such votes on the same principle among any number of candidates. Subject to above, for Proposals 1 and 2, each outstanding share entitled to vote shall be entitled to one vote upon each matter submitted to a vote at the Annual Meeting. The affirmative vote of a majority of the outstanding shares represented at the Annual Meeting at which a quorum is present shall be the act of the shareholders of the company.

If you received multiple proxy cards, this indicates that your shares are held in more than one account, such as two brokerage accounts, and are registered in different names. You should vote each proxy card to ensure that all your shares are voted.

Expenses of Solicitation

The Company is making this solicitation and will pay the entire cost of preparing, assembling, and distributing these proxy materials and soliciting votes. Some of our directors, officers and employees may solicit proxies personally, without any additional compensation, by telephone, mail or other means. Proxy materials will also be furnished without cost to brokers and other nominees to forward to the beneficial owners of shares held in their names.

Available Information

Our internet website address is https://wetrade.technology. We make available free of charge through our website our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports as soon as reasonably practicable after we electronically file or furnish such materials to the Securities and Exchange Commission (the “SEC”). In addition, we have posted the Charters of our Audit Committee, Compensation Committee, and Nominating Committee, as well as our Whistleblower Policy, Insider Trading Policy, and Code of Conduct and Business Ethics. These charters and principles are not incorporated in this instrument by reference. We will also provide a copy of these documents free of charge to shareholders upon written request. The Company issues Annual Reports containing audited financial statements to its common shareholders.

2

Multiple Shareholders Sharing the Same Address

SEC rules allow for the delivery of a single copy of an annual report and proxy statement to any household at which two or more shareholders reside, if it is believed the shareholders are members of the same family. Duplicate account mailings will be eliminated by allowing shareholders to consent to such elimination, or through implied consent if a shareholder does not request continuation of duplicate mailings. Depending upon the practices of your broker, bank or other nominee, you may need to contact them directly to continue duplicate mailings to your household. If you wish to revoke your consent to house holding, you must contact your broker, bank or other nominee.

If you hold shares of common stock in your own name as a holder of record, house holding will not apply to your shares.

Questions

You may send emails to contact@wetrade.technology if you have any questions.

PLEASE VOTE - YOUR VOTE IS IMPORTANT

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

The affairs of the Company are managed by the Board of Directors. The Directors are elected at the annual meeting of shareholders each year or appointed by all or majority of the shareholders’ consent in writing and serve until the next annual meeting of shareholders or until a successor has been elected or approved.

During the past years, a number of changes occurred in the membership of the Board of Directors and the stock ownership of the Company.

On September 1, 2020, Zheng Dai resigned as Chief Executive Officer of the Company, serving as the Chairman of the Board of the Company; Pijun Liu was appointed as Chief Executive Officer and Director of the Company; Dong Hui Wang, Daxue Li, Yuxing Ye, Ning Qin, Hung Fai Choi were appointed as Independent Director of the Company.

On April 19, 2021, Dong Hui Wang tendered his resignation as an independent non-executive director of the Board of Director of the Company; Biming Guo was appointed as a director of the Company to replace Dong Hui Wang.

On August 12, 2022, Zhuo Li tendered his resignation as a director and the Chief Operation Officer of the Company, Grace Li was appointed as a director of the Company.

On October 13, 2022, the Board of Directors, Nominating Committee and Compensation Committee approved the appointment of Hanfeng Li as the Vice President of the Company.

On November 29, 2022, Kean Tat Che tendered his resignation as a director and the Chief Financial officer of the Company, and Hung Fai Choi tendered his resignation as a director of the Company; Annie Huang was appointed as the Chief Financial Officer of the Company.

On December 21, 2022, Zheng Dai tendered his resignation as Chairman of the Board, and Pijun Liu tendered his resignation as the chief executive officer and a director of the WeTrade Group Inc.Hechun Wei was appointed as the Chief Executive Officer of the Company, and Biming Guo was appointed as the Chairman of the Board of the Company.

On October 30, 2023, shareholders consisting of a majority of the Company’s then-outstanding shares voted and executed a written consent to remove Grace Li and Daxue Li from the board of the Company.

On August 31, 2023, the Company closed its private offering of 105,400 shares of common stock to two investors.

On September 27, 2023, the Company closed its private offering of 1,465,200 shares of common stock to certain Regulation S investors.

Current Directors and Executive Officers

The following table sets forth the names, ages and positions of our executive officers and directors. All directors of our Company hold office until the next annual meeting of stockholders or until their successors have been elected and qualified. The executive officers of our Company are appointed by our Board and hold office until their death, resignation or removal from office.

Name	Age	Position(s) Held
Biming Guo*	51	Director, Chairman of Board, Chair of Audit Committee (1) (2) (3)
Yuxing Ye*	45	Director, Chair of Nominating Committee (1) (2) (3)
Ning Qin*	43	Director, Chair of Compensation Committee (1) (2) (3)
Hechun Wei	43	Chief Executive Officer
Annie Huang	48	Chief Financial Officer

* Independent Director as defined by Nasdaq Rule 5605(a)(2).

(1) Member of the Compensation Committee.

(2) Member of the Audit Committee.

(3) Member of the Nominating Committee.

Executive Officers

       Hechun Wei, Chief Executive Officer

Mr. Hechun Wei served as executive director and general manager for Shanghai Dazhiruoyu Informational Technology Limited since June 2021 and for Dazhiruoyu Information Technology (Hainan) Limited since September 30, 2022, where he was responsible for business strategies and development of China commerce retail business, digital media and entertainment business. He was also the chief operation officer of Nova Group Limited (HKEX 1360), a cultural entertainment and exhibition investment company, from January 2019 to September 2022, where he was responsible for daily business operations of the company and capital market matters. From March 2018 to October 2018, he served as the general counsel to CNI Securities Group (China), where he was responsible for expanding the company business to inland China and providing legal services. From April 2014 to March 2018, Mr. Wei was the general manager of Shanghai Jinyi Cultural Communication Limited, in charge of the company’s daily operation. Mr. Wei graduated with a bachelor’s degree in Law major at Anhui University.

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Annie Huang, Chief Financial Officer

Ms. Annie Huang has two decades of experience serving as chief financial officers for companies in multiple industries, including convention and exhibition industry, fund management industry and real estate industry. She has also held senior management positions in many companies. She is the Chief Financial Officer of NOVA Group Holding Limited (Shanghai) since November 2018, where she oversees compliance work in public listing and auditing matters. Ms. Huang was the Chief Financial Officer of Shanghai Kaiqi Real Estate Investment Consulting Co. in 2017. She also worked as the deputy chief financial officer of Shanghai Kuailu Investment Group Co. from April 2015 to October 2016. Her responsibilities as a chief financial officer included merge and acquisition activities, capital raising, maintaining effective control of internal financial management protocols, and designing cash flow plan for the companies. She holds a CMA certificate and mutual fund practice certificate. Ms. Huang graduated with a bachelor’s degree in Economy major at Fudan University in 1997.

Non-Employee Directors

Biming Guo, Director, Chairman of the Board

Mr. Biming Guo has served as a director for the company since April 2021, and has over 25 years of experience as a CPA in M&A, investment and finance. Mr. Guo now serves as the Accountant-in-Chief and Legal Representative at Jinchengfeng (Xiamen) CPA, an accounting firm in China, where he manages a team of 20 people, focusing on various NEEQ and IPO projects, as well as internal control and tax management counseling. Between April 2016 and April 2018, Mr. Guo was a Senior Auditor at Zhongxincai Guanghua CPA LLP in Beijing, China, where he spearheaded various NEEQ, IPO, internal control and tax management counseling projects. Between July 2014 and March 2016, Mr. Guo was a Project Manager at Founder Securities Co., Ltd, where he served as a financial consultant, responsible for analyzing and performing due diligence on various major assets in underwriting, restructuring, and M&A projects. Mr. Guo started his career in 1996 at Ji’an Developmental Bank, where he served for over a decade in credit risk management. Mr. Guo graduated from Nanchang University in China with a bachelor’s degree. He has been a CPA since 2004, a Certified Tax Agent since 2005, and a licensed attorney since 2010.

Yuxing Ye, Director

Mr. Ye is an attorney licensed to practice in New York State and has over 13 years of experience in advising multinational and PRC companies in corporate law, banking law, investment funds, mergers and acquisitions and regulatory and compliance matters. Mr. Ye started his career as an in-house legal counsel with Bank of China, New York Branch and subsequently with The Bank of Nova Scotia, Singapore Branch, covering a broad range of legal matters involving US sanctions, regional credit markets, derivatives and fixed income products. From 2011 to 2017, he worked as an associate/of counsel with the UK based magic circle law firm Allen Overy LLP and PRC based red circle law firm King & Wood Mallesons and became a partner in 2018 at King & Wood Malleson. Mr. Ye’s legal practice focuses on cross-border merger and acquisitions as well as the related regulatory and compliance matters, involving take-over bids, asset and share purchases/divestures, project/acquisition financings, restructuring, US export control and other commercial arrangements etc. In early 2020, Mr. Ye joined another PRC red circle law firm Zhong Lun as a partner and continues his practice in the aforementioned space, with an even broader coverage of PRC listed companies and investment funds in their outbound acquisitions as well as compliance with US and European regulatory regimes. Mr. Ye obtained his Juris Doctor degree from the Benjamin N. Cardozo School of Law, Yeshiva University in New York in 2007.

Ning Qin, Director

Mr. Qin has over 15 years of experience as a corporate counsel and lawyer, in M&A, investment and finance. In 2003, he started his career as Clerk with the Court of Baqiao District of Xi’an in China and left in 2004. From 2004 to 2005, he worked as Paralegal with Shaanxi Haipu Law Firm in Xi’an of China. In 2008, he worked as a paralegal with Jane Willems’ Firm in Paris, France. From 2009 to 2013, he served as Senior Manager in Tian An China Investment Ltd., (stock code: 0028), listed on the HK stock exchange, responsible for the China legal and investment. In 2013, he worked as General Manager in Shaanxi HDTX Investment Ltd. In 2016, he served as Executive Director in Yulin FFL Environmental Energy Limited (member of ENGIE Group in France). In 2018, he worked as Assistant President in Guanghui Energy Group (stock code: 600256), listed on the SHH stock exchange. From 2020 to present, he is working as Equity Partner in Zhonglun W&D Law Firm in Xi’an. Mr. Qin is a graduate from the Law school of Versailles University in France, and majored in Arbitration and International business in 2008.

Board Composition and Diversity

The following table sets forth certain diversity statistics as self-reported by the current members of the Board. Each of the categories listed in the below table has the meaning as it is used in the Nasdaq Rules.

Board Diversity Matrix for WeTrade Group Inc. (As of November 24, 2023)

Total Number of Directors	3
	Female	Male
Part I: Gender Identity
Directors	0	3
Part II: Demographic Background
Asian	0	3
LGBTQ+	—	—

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Board Meetings and Attendance

During fiscal year 2022, the Board held 4 telephonic meetings. No incumbent director attended fewer than 75% of the aggregate of all meetings of the Board, for which at the time of the meeting they were a member of the Board. The Board also approved certain actions by unanimous or majority written consent.

Family Relationships

There are no family relationships between any director or officer of the Company and any other such person.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own more than 10% of the Company’s common stock (collectively, “Reporting Persons”) to file with the SEC reports regarding their ownership and changes in our ownership of our securities. We believe that, during 2022, our directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements.

Board Role in Risk Oversight and Management

The Board has an active role in the oversight and management of the Company’s risks and carries out its role directly and through Board committees. The Board’s direct role in the Company’s risk management process includes regular or periodic receipt and discussion of reports from management and the Company’s outside counsel and advisers on areas of material risk to the Company, including operational, strategic, financial, legal and regulatory risks.

The Board has also delegated the oversight and management of certain risks to the Audit and Compensation Committees of the Board.

The Board has also addressed risk through the adoption of corporate policies. The Board has adopted a Code of Ethics and Business Conduct that is designed to ensure that directors, officers and employees of the Company are aware of their legal and ethical responsibilities and conduct the Company’s business in a consistently legal and ethical manner.

Board’s Committees

The Board has established Audit, Compensation, and Nominating and Governance Committees to devote attention to specific subjects and to assist it in the discharge of its responsibilities.

Audit Committee. The charter of the Audit Committee was adopted on September 1, 2020, and is available on the Company’s website (https://wetrade.technology).

Nominating Committee. The charter of the Nominating Committee was adopted on September 1, 2020, and is available on the Company’s website (https://wetrade.technology).

Compensation Committee. The charter of the Compensation Committee was adopted on September 1, 2020, and is available on the Company’s website (https://wetrade.technology).

Selection of Nominees for the Board

The Nominating Committee is responsible for (1) establishing and maintaining reasonable qualifications for persons serving as directors, (2) identifying individuals qualified to become Board members, and (3) nominating qualified candidates for election to the Board and appointment to fill vacancies on the Board. Persons nominated for election or appointment as directors shall be evaluated by the Nominating Committee in light of their education, reputation, experience, independence, leadership qualities, personal integrity, and such other criteria as the Committee deems relevant.

Director Independence

The Board of the Company affirmatively determined that Directors Biming Guo, Yuxing Ye, Ning Qin were, and are each independent of the Company.

Code of Business Conduct and Ethics

       The Company has adopted a Code of Business Conduct and Ethics, which applies to the directors, officers and employees of the Company and each of its subsidiaries. Our Code of Ethics and Business Conduct can be found on our website at https://wetrade.technology.

6

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee (the “Audit Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act except to the extent the Company specifically incorporates this Report by reference therein.

Role of the Audit Committee

The Audit Committee’s primary responsibilities fall into three (3) broad categories:

First, the Audit Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company’s management, including discussions with management and the Company’s outside auditors about draft annual financial statements and key accounting and reporting matters;

Second, the Audit Committee is responsible for matters concerning the relationship between the Company and its outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company; and determining whether the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1); and

Third, the Audit Committee reviews financial reporting, policies, procedures, and internal controls of the Company.

The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee’s charter. In overseeing the preparation of the Company’s financial statements, the Audit Committee met with management and the Company’s outside auditors, including meetings with the Company’s outside auditors without management present, to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the statements with both management and the outside auditors. The Audit Committee’s review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

With respect to the Company’s outside auditors, the Audit Committee, among other things, discussed with Assentsure PAC, the Company’s independent registered public accounting firm for fiscal year 2022, matters relating to its independence, including the disclosures made to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Recommendations of the Audit Committee. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the Securities and Exchange Commission.

This Audit Report has been furnished by the Audit Committee of the Board of Directors.

Biming Guo (Chairman)

Yuxing Ye

Ning Qin

7

EXECUTIVE COMPENSATION

The following table sets forth certain information with respect to compensation for the years ended December 31, 2022 and 2021, earned by or paid to our chief executive officer and principal executive officer, our principal financial officer, and our other most highly compensated executive officers whose total compensation exceeded US$2,000 (the “named executive officers”).

				Stock Awards	All Other Compensation
Name and Principal Position	Year	Salary($)	Bonus($)	($)	($)	Total($)
Zheng Dai	2022	96,000	—	—	—	96,000
Chairman (as of December 21, 2022)	2021	80,000	—	—	—	80,000
Liu Pijun	2022	96,000	—	—	—	96,000
CEO (as of December 21, 2022)	2021	80,000	—	—	—	80,000
Hechun Wei	2022	2,000	—	—	—	2,000	(1)
CEO	2021	—	—	—	—	—
Kean Tat Che	2022	55,000	—	—	—	55,000
CFO (as of November 29, 2022)	2021	50,000	—	—	—	50,000
Annie Huang	2022	4,000	—	—	—	4,000	(1)
CFO and Secretary	2021	—	—	—	—	—
Hanfeng Li	2022	16,700	—	—	—	16,700	(1)
	2021	—	—	—	—	—
Zhuo Li	2022	31,000	—	—	—	31,000
COO (as of August 12, 2022)	2021	50,000	—	—	—	50,000

(1)	Such amounts were accrued based on their appointment date in 2022. Mr. Hechun Wei was appointed as the CEO of the Company on December 21, 2022 and Ms. Annie Huang was appointed as the CFO of the Company on November 29, 2022. Mr. Hanfeng Li was appointed as the Vice President of the Company on October 13, 2022.

Employment Agreements

Our employment agreements with our officers generally provide employment for a specific term and set annual salaries, health insurance, pension insurance, paid vacation, and family leave time. The agreement may be terminated by either party as permitted by law.

We have entered into an employment agreement with each of Biming Guo, our Chairman, and Hechun Wei, our Chief Executive Officer, effective from December 21, 2022 through December 20, 2026.

Under the terms of the agreements, Messrs. Guo and Wei are entitled to receive a monthly salary of $2,000 respectively, effective from December 21, 2022, plus one month’s additional salary by the end of each year. All of these are payable in the equivalent amount of either in Hong Kong Dollars or Chinese Renminbi. Any variances are mainly due to fluctuation of currency exchange.

We have also entered into an employment agreement with Annie Huang, our Chief Financial Officer, effective from November 29, 2022 through November 28, 2026.

Under the terms of the agreements, Ms. Huang is entitled to receive a monthly salary of $2,000, effective from November 29, 2022, and plus one month’s additional salary by the end of each year. All of these are payable in the equivalent amount of either in Hong Kong Dollars or Chinese Renminbi. Any variances are mainly due to fluctuation of currency exchange.

Director Compensation

On September 1, 2020, we entered into a service contract with each of our independent directors Daxue Li, Yuxing Ye and Ning Qin. The contracts have a term of two years commencing September 1, 2020 and we agree to pay $2,000 per month commencing March 1, 2021 plus one month’s additional payment by the end of each year.

On April 19, 2021, we entered into a service contract with our independent director Biming Guo. The contract has a term of two years commencing April 19, 2021 and we agree to pay $2,000 per month commencing April 19, 2021 plus one month’s additional payment by the end of each year.

On August 12, 2022, we entered into a service contract with our independent director Grace Li. The contract has a term of two years commencing August 12, 2022 and we agree to pay $2,000 per month commencing August 12, 2022 plus one month’s additional payment by the end of each year.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth the ownership of the Company’s Common Stock, both beneficially and of record, both individually and in the aggregate, for those persons or entities known by the Company to be the beneficial owners of more than 5% of its outstanding Common Stock as of the close of business on November 24, 2023.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership*	Approximate Percent of Class**
Huang Xiumei	256,849	9.78%
Perfect Linkage Group Limited	231,164	8.81%
Blue Rose Worldwide Limited	231,164	8.81%
Golden Genius Development Limited	245,012	9.33%
Fubao Group Limited	245,011	9.33%

Security Ownership of Management

The following table sets forth the ownership of the Company’s Common Stock, both beneficially and of record, both individually and in the aggregate for the directors and executive officers of the Company, and for certain deemed beneficial owners, as of the close of business on November 24, 2023:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership*	Approximate Percent of Class**
Guo Biming	0	0%
Qin Ning	0	0%
Ye Yuxing	0	0%
Wei Hechun	0	0%
Annie Huang	0	0%
All directors and executive officers as a group (5 people)	0	0%

*        “Beneficial Ownership” means the sole or shared power to vote, or to direct the voting of, a security or investment power with respect to a security, or any combination thereof.

**     Percentages are based upon 2,625,130 shares of Common Stock outstanding at November 24, 2023.

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TRANSACTIONS WITH RELATED PERSONS AND INDEMNIFICATION

Related Party Transactions

For the fiscal year ended December 31, 2022 and 2021, total revenue was $11,671,335 and $14,381,295, respectively. The decrease was mainly due to the decrease in Gross Merchandise Volume (“GMV”) in Ycloud system under the outbreak of the coronavirus disease during the year. Service revenue from third party were $10,803,232 (2021: $9,734,966) and service revenue from related party were $868,103 (2021: $4,646,329) for the year ended December 31, 2022.

Director Independence

Our common stock is listed on the Nasdaq Capital Market. Under the rules of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. Compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act.

In order to be considered independent for purposes of Rule 10A-3 and Rule 10C-1, a member of an audit committee or compensation committee of a listed company may not, other than in his or her capacity as a member of the committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

We have undertaken a review of the independence of each director and considered whether each director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, we determined that each of Biming Guo, Yuxing Ye, Ning Qin representing our current Board of Directors, are considered “independent directors” as defined under the applicable rules and regulations of the SEC and the listing requirements and rules of Nasdaq.

10

PROPOSAL 1

TO ELECT SEVEN (7) DIRECTORS TO SERVE AS MEMBERS OF THE BOARD OF DIRECTORS UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS OR UNTIL THEIR RESPECTIVE SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED

Seven directors are to be elected at the Annual Meeting. Each director elected will hold office until the Annual Meeting following the fiscal year ending December 31, 2023. Each of the nominees has consented to being named in this proxy statement as a nominee and has agreed to serve as a director if elected. The persons named on the proxy card will vote for all of the nominees for director listed unless you withhold authority to vote for one or more of the nominees. The nominees receiving the affirmative vote of a majority of the outstanding shares represented at the Annual Meeting will be elected as directors. Abstentions and broker non-votes will not be treated as a vote for or against any particular nominee and will not affect the outcome of the election of directors.

The Seven nominees for directors include the three current directors——Biming Guo, Yuxing Ye and Ning Qin, and four newly nominated nominees——Lichen Dong, Lim Kian Wee, Mahesh Thapaliya and Jianbo Sun. the four newly nominated nominees are listed below, together with their ages, terms of service, all positions and offices with the Company, other principal occupations, business experience, and directorships with other companies during the last five years or more. The designation “affiliated” when used below with respect to a director means that the director is an officer, director or employee of the Company.

Lichen Dong, 38

Mr. Lichen Dong has 15 years of work experience in the fields of investment, mergers and acquisitions, and finance, including corporate governance, fundraising, financial analysis, mergers and acquisitions, and complex international architecture construction. From 2022 to 2023, Mr. Dong served as a senior consultant for Future Dao Group, covering research and development of blockchain technology, clean energy application strategies, corporate governance, and capital restructuring and listing. Mr. Dong plays an indispensable role in formulating the company's strategic decisions, leveraging his unique business model and business acumen. Mr. Dong worked at a confidential information research center from 2019 to 2021, dedicated to promoting the application of business models that combine digital assets with physical industries. Mr. Dong also worked at Hanergy Holding Group and Jinko Power Group, specializing in the development and management of renewable energy and power generation assets. Mr. Dong has established various innovative investment models in the new energy industry, making outstanding contributions to market expansion and risk control cost control in the company's business management. Mr. Dong holds a bachelor's degree from the School of Automation and Electrical Engineering at Beijing University of Aeronautics and Astronautics, and a master's degree from the School of Electrical and Electronics Engineering at the University of Nottingham.

Lim Kian Wee, 43

Mr. Lim Kian Wee has over 15 years of experience in the research of block-chain and algae biomass field and he will serve as an independent director of WeTrade Group in Dec 2023. From June 2015 to present, he served as senior partner in Ethereum Dapp, a company that engaged in computer Science management and block-chain technical consultation of virtual currency central exchange. From April 2005 to October 2014, Mr. Lim has served as block-chain and computer scientific officer and cell biology lecturer in the University Tunkun Abdul Rahman, Malaysia. From March 2008 to October 2013, Mr. Lim has served as founder of Algae Bioresource Centre SdnBhd, a company that engaged in providing R&D service and consultation related to algae biofuel and algae farm. Mr. Lim holds a bachelor’s degree in biotechnology from State University of New York in 2001 and Master degree in biotechnology from University of Pennsylvania in 2002. He was also PHD Candidate from National Taiwan University in February 2013 and withdrew his candidateship in September 2014. Mr. Lim has more than 10 professional publications and conference papers in the field of environmental sciences, Microalgae, biodiesel, new energy and block-chains.

Mahesh Thapaliya, 39

Mr. Mahesh Thapaliya has over 12 years of international business work experience. Since 2020, he has served as the Business Director of One World Corporations. The work involves conducting business cooperation around key international projects, including infrastructure, energy, industrial investment, art and culture, trade, investment, and other industries. From 2013 to 2020, Mr Mahesh works for Banner Electric Co. Ltd. and SINOPAK Electric Co. Ltd. He has extensive leadership experience in corporate technology brand marketing, internal control management, and corporate communication by providing services to multiple multinational corporations. Mr. Mahesh holds Master and Bachelor degree from Beihang University.

Jianbo Sun, 38

Mr. Jianbo Sun is an entrepreneur, venture capitalist, and philanthropist with 16 years of experience in establishing, investing in, and operating the intelligent manufacturing industry. Since February 2012, Mr. Sun has served as the President of Orejia Group Co Limited, responsible for strategic planning, industrial investment, and financial financing. Has successful experience in business trend judgment, enterprise management, and capital operation. Prior to this, Mr. Sun had 3 years of industry research experience at CITIC Securities, with a focus on investment portfolios in energy management, real estate, construction, and agriculture. Mr. Sun attaches great importance to corporate social responsibility in business operations, actively participates in charitable and public welfare activities, has supported thousands of impoverished children, and has donated multiple times in large-scale natural disaster events. Mr. Sun holds a Bachelor's degree in Business Administration from the University of International Business and Economics.

The Board recommends a vote FOR the election of all of the Nominees named above.

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PROPOSAL 2

to ratify the appointment of Assentsure PAC as our independent registered public accounting firm for the fiscal year ending December 31, 2023

The Audit Committee has selected Assentsure PAC to be our independent registered public accounting firm for the fiscal year ending December 31, 2023, and recommends that the stockholders vote for ratification of such appointment.

Principal Accountant Fees and Services

As reported on our Form 8-K filed May 15, 2023, we had a change of auditor from TAAD LLP to Assentsure PAC for the fiscal year ended December 31, 2022.

The Audit Committee has ratified Assentsure PAC, Independent Registered Public Accounting Firm, to audit our books, records and accounting for the year ended December 31, 2022. The Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change will be in the best interests of us and our shareholders.

The aggregate fees billed for professional services rendered by the principal accountant for the audit of our annual financial statements and review of the financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements for these fiscal periods were as follows:

Year	Audit Fees	Audit Related Fees	Tax Fees	All Other Fees	Total Fees
2021	$95,000	$0	$8,000	$30,000	$133,000
2022	$235,000	$0	$12,000	$43,500	$290,500

Audit Fees: The aggregate fees billed for professional services rendered by the principal accountant for the audit of our annual financial statements and review of financial statements included in our Form 10-K and other services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees: The aggregate fees billed for assurance and related services rendered by the principal accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported under the previous item, Audit Fees.

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.

All Other Fees: The aggregate fees billed for legal fee and services provided by the lawyers and other parties other than those disclosed above.

The Board recommends a vote FOR the ratification of the appointment of Assentsure PAC as the independent registered accounting firm of the Company for its fiscal year ending December 31, 2023.

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OTHER MATTERS

Note About Forward-Looking Statements

This Proxy Statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this Proxy Statement, including statements regarding our future results of operations and financial position, business strategy and plans, and our objectives for future operations are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions that convey uncertainty of future events or outcomes are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described in our Annual Report on Form 10-K for the year ended December 31, 2022. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this Proxy Statement may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

Information Referenced in this Proxy Statement

The content of the websites referred to in this Proxy Statement are not incorporated into this Proxy Statement. Our references to the URLs for any websites presented are intended to be inactive textual references only.

Stockholder Engagement and Communications

Stockholders may contact the Board about bona fide issues or questions about the Company by sending an email to the following address: contact@wetrade.technology, Attn: Secretary. Each communication should specify the applicable addressee or addressees to be contacted, the general topic of the communication, and the number of shares of our stock that are owned of record (if a record holder) or beneficially. If a stockholder wishes to contact the independent members of the Board, the stockholder should address such communication to the attention of the Board member(s) care of our Secretary at the address above.

Our Secretary monitors these communications and will provide a summary of all received messages to the Board at each regularly-scheduled meeting of the Board. The Board generally meets on a quarterly basis. Where the nature of a communication warrants, our Secretary may determine, in his or her judgment, to obtain the more immediate attention of the appropriate committee of the Board or non-management director, of independent advisors or of Company management, as our Secretary considers appropriate. Our Secretary may decide in the exercise of his or her judgment whether a response to any stockholder or interested party communication is necessary. In addition, material that is unduly hostile, threatening, illegal, or similarly unsuitable will be excluded, with the provision that any communication that is filtered out must be made available to any non-management director upon request. More information about investor relations is available on our website at https://wetrade.technology.

Other Business

The Board knows of no other business that will be presented for consideration at the Annual Meeting. If any other business is properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

FINANCIAL STATEMENTS

The audited financial statements of the Company, in comparative form for the years ended December 31, 2022, are contained in the 2022 Annual Report to Shareholders. However, such report and the financial statements contained therein are not to be considered part of this solicitation.

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SOLICITATION OF PROXIES

THIS PROXY STATEMENT IS FURNISHED TO SHAREHOLDERS TO SOLICIT PROXIES ON BEHALF OF THE BOARD OF DIRECTORS OF WETRADE GROUP INC. The cost of soliciting proxies will be born by the Company. Directors and officers of the Company may, without additional compensation, solicit by mail, in person or by telecommunication.

FUTURE PROPOSALS OF SHAREHOLDERS

Shareholder proposals for our Annual Meeting to be held in 2024 must be received by us by December 31, 2023, and must otherwise comply with the rules promulgated by the SEC to be considered for inclusion in our proxy statement for that year. Any shareholder proposal, whether or not to be included in our proxy materials, must be sent to contact@wetrade.technology by Email.

Copies of WeTradeGroupInc.’s annual report for the fiscal year ended December 31, 2022, to the securities and exchange commission on form 10-K, as filed with the securities and exchange commission (without exhibits), are available to shareholders through our website at https://wetrade.technology or upon written request to contact@wetrade.technology.

Dated: November 24, 2023

By order of the Board of Directors,

/s/ Biming Guo
Chairman of the Board

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PROXY CARD

WETRADE GROUP INC.

This Proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Shareholders to be held December 11, 2023.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, Proxy Statement, and Proxy Card are available online at https://wetrade.technology.

The undersigned hereby appoints Shanshan Jing and Weihong Liu, or either one of them with full power of substitution, proxies to vote at the Annual Meeting of Shareholders to be held on at 11:00 a.m. on December 11, 2023 HK Time (GMT+8), at Conference Room (Soho1), 6th Floor, Ibis Hong Kong Central ＆ Sheung Wan Hotel, No.28 Des Voeux Road West, Sheung Wan, Hong Kong, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of capital stock of the Company held or owned by the undersigned as directed on this proxy card, and in their discretion upon such other matters as they may come before the meeting.

PROXY VOTING INSTRUCTIONS

MAIL-Complete, date, sign and return your proxy card by mail to address: Floor 2, Hexa International Plaza, No. 9 Chaoyangmen North Avenue, Dongcheng District, Beijing, 100010, PRC. and contact person: Weihong Liu, tel +86 13051723009.

EMAlL-Complete, date, sign and return a scanned copy of your proxy card by email to contact@wetrade.technology.

Your proxy vote must be received with your proof of identity and contact information by 5:00 p.m. on December 10, 2023 HK Time to be counted.

IN PERSON -You may also vote your shares in person by attending the Annual Meeting.

THIS PROXY WILL BE VOTED AS DIRECTED BUT IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR ALL NOMINEES WITH SAME VOTES AND FOR RATIFYING THE APPOINTMENT OF ASSENTSURE PAC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023. ON OTHER MATTERS THAT MAY COME BEFORE SAID MEETING, THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE ABOVE-NAMED PERSON(S).

1.	To elect seven (7) directors to serve as members of the board of directors until the next annual meeting of shareholders or until their respective successors have been duly elected and qualified

        □ For All seven (7) Nominees with same votes equal to the number of your shares.

□ For All or part of or none of the Nominees with different votes：

Nominee/Candidate	（1） Biming Guo	（2） Yuxing Ye	（3） Ning Qin	（4） Lichen Dong	（5） Lim Kian Wee	（6） Mahesh Thapaliya	（7） Jianbo Sun
Number of Votes（Please fill in）

[Note: You have the right to vote the number of shares owned by you for as many persons as there are Directors to be elected and for whose election you has a right to vote, or to cumulate you votes by giving one candidate as many votes as the number of such Directors multiplied by the number you shares shall equal, or by distributing such votes on the same principle among any number of candidates. For example, if you have 100 shares, you have a total of 700(100×7) votes, which can be randomly distributed among all or part of or none of the three candidates.]

2.	To ratify the appointment of Assentsure PAC as our independent registered public accounting firm for the fiscal year ending December 31, 2023

□ For          □ Against           □ Abstain

(The Board recommends approval of all nominees for election as directors and a vote FOR ratifying the appointment of Assentsure PAC as our independent registered public accounting firm for the fiscal year ending December 31, 2023)

[INSERT ADDRESS LABEL]

To change the address on your account, please check the box at right and indicate your new address in the address space above.

Please note that changes to the registered name(s) on the account may not be submitted via this method. □

Signature of Shareholder:__________________________ Date: _____________________

(Please sign exactly as your name or names appear hereon. When there is more than one owner, each must sign. When signing as an agent, attorney, administrator, executor, guardian or trustee, please indicate your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer who should indicate his title. If a partnership, please sign in partnership name by an authorized person.)

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